Exhibit 10.12

STOCK PURCHASE AGREEMENT

by and among

VALLON PHARMACEUTICALS, INC.

and

THE PARTIES LISTED ON SCHEDULE 1 HERETO

Dated as of June 7, 2018

Stock Purchase Agreement

This Stock Purchase Agreement (this “Agreement”) is made and entered into as of June 7, 2018, by and among Vallon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investors listed on Schedule 1 (each, an “Investor,” and collectively, the “Investors”).

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the amounts listed on Schedule 1 (the “Securities”), subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors, severally and not jointly, hereby agree as follows:

1.            Definitions. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings specified or referred to in this Section 1:

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Court Order” means any judgment, order, award or decree of any foreign, federal, state, local or other court or administrative or regulatory body and any award in any arbitration proceeding.

“Encumbrance” means any lien (statutory or other), encumbrance, claim, charge, security interest, mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale or other title retention agreement, preference, priority or other security agreement or preferential arrangement of any kind or nature, and any easement, encroachment, covenant, restriction, right of way, defect in title or other encumbrance of any kind.

“Governmental Body” means any foreign, federal, state, local or other government, governmental, statutory or administrative authority or regulatory body, self-regulatory organization or any court, tribunal or judicial or arbitral body.

“Person” means any individual, partnership, corporation, limited liability company, association, joint venture, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

“Requirements of Law” means any applicable foreign, federal, state and local laws, statutes, regulations, rules, codes, ordinances, Court Orders and requirements enacted, adopted, issued or promulgated by any Governmental Body or common law or any applicable consent decree or settlement agreement entered into with any Governmental Body.

“Voting Agreement” means the agreement among the Company, the Investors and certain other stockholders of the Company, dated as of the date of the Initial Closing, in the form of Exhibit A attached to this Agreement.

2.            Subscription. Subject to the terms and conditions hereof, each Investor hereby irrevocably subscribes for the Securities set forth on Schedule 1 for the aggregate purchase price set forth on Schedule 1 (the aggregate purchase price of such Securities, the “Purchase Price”), which is payable as described in Section 4. The obligations of each Investor hereunder are several and not joint. Each Investor acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

3.            Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject any Investor subscription (each, a “Subscription” and collectively, the “Subscriptions”), in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when this Agreement is signed by a duly authorized officer of the Company and delivered to such Investor. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any Person who is a resident of a jurisdiction in which the issuance of Securities to such Person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

4.            Closing. The closing of the transactions contemplated hereby (the “Closing”) shall occur on the date hereof; or at such other time and date to be agreed between the Company and the Investor (such date and time of delivery and payment for the Securities being herein called, the “Closing Date”). At the Closing, the Company shall deliver to each Investor the Securities being purchased by such Investor at such Closing against payment of the Purchase Price therefor by check payable to the Company, by wire transfer to a bank account designated by the Company, by cancellation or conversion of indebtedness of the Company to Investor, including interest, or by any combination of such methods

5.            Representations and Warranties of the Company. As of the Closing Date, the Company represents and warrants that:

(a)            Organization. The Company is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation. The Company is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to be so qualified or licensed, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations, or prospects of the Company (a “Material Adverse Effect”).

(b)            Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)            No Violation; Consents and Approvals. The execution and delivery by the Company of this Agreement does not, and the consummation by the Company of any of the transactions contemplated hereby and compliance by the Company with the terms, conditions and provisions hereof (including the offer and sale of the Securities by the Company) will not:

(i)            conflict with, violate, result (with the giving of notice or passage of time or both) in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the assets or properties of the Company under (A) the certificate of incorporation or certificate of formation or the by-laws or limited liability company agreement, each as applicable, of the Company, (B) any note, instrument, agreement, contract, mortgage, lease, license, franchise, guarantee, permit or other authorization, right, restriction or obligation to which the Company is a party or any of their respective assets or properties is subject or by which the Company is bound, (C) any Court Order to which the Company is a party or any of their respective assets or properties is subject or by which the Company is bound, or (D) any Requirements of Law applicable to the Company or any of their respective assets or properties; or

(ii)            require the approval, consent, authorization or act of, or the making by the Company of any declaration, filing or registration with, any Person, including under the Securities Act or State Securities Laws, and the filing of a notice of an exempt offering on Form D for the transactions contemplated by this Agreement.

(d)            Capitalization. As of the date hereof, the authorized capital stock of the Company consists of one hundred and twenty-five million (125,000,000) shares of Common Stock, of which 7,875,000 shares were issued and outstanding as of the date hereof, and all such outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Securities will be duly authorized, and when issued in accordance with this Agreement, (i) will be validly issued, fully paid and non-assessable and will be free and clear of any Encumbrances (other than, with respect to any Investor, any Encumbrances created by or through such Investor and restrictions on transfer imposed by the Securities Act, and applicable State Securities Laws) and each Investor will have good title thereto and (ii) will not have been issued in violation of any preemptive or subscription rights and will not result in the anti-dilution provisions of any security of the Company becoming applicable.

(e)            Compliance with Laws. The Company is in compliance with all laws and regulatory requirements to which it is subject, including U.S. sanctions laws and the Foreign Corrupt Practices Act, 15 U.S.C. §78 et seq., as it may be amended from time to time, except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect.

(f)            Private Offering. No form of general solicitation or general advertising was used by the Company, or to the knowledge of the Company, its authorized representatives, in connection with the offer or sale of the Securities to be issued under this Agreement. Assuming the accuracy of the representations and warranties of the Investors contained in Section 6, the issuance and sale of the Securities pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption. The Company agrees that neither it, nor, anyone authorized to act on its behalf, shall offer to sell the Securities to be issued under this Agreement or any other securities of the Company so as to require the registration of the Securities being offered hereby pursuant to the provisions of the Securities Act or any State Securities Laws, unless the offer and sale of the Securities to be issued under this Agreement or such other securities is so registered. Neither the Company nor to its knowledge any Affiliate of the Company, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(g)            No Restrictions on Common Stock. (i) No Person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no Person has any purchase option, call option, preemptive rights, resale rights, subscription rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company.

(h)            Investment Company; Passive Foreign Investment Company. The Company is not and, after giving effect to the offer and sale of the Securities will not be an “investment company,” required to register under the Investment Company Act of 1940, as amended. The Company does not believe that it is a “passive foreign investment company” as such term is defined in the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder (the “Code”).

6.            Representations and Warranties of the Investors. As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, each Investor, severally and not jointly, represents and warrants, as of the Closing Date, as follows:

(a)            Organization. Such Investor, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b)            Authorization. Such Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms hereof. This Agreement has been, and at or prior to the Closing will have been, duly executed and delivered by such Investor, and constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)            No Consents Required. No approval, authorization, consent or order of or filing with any federal, state, local or foreign government or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization, or other non-governmental regulatory authority (including any national securities exchange), is required in connection with the execution, delivery and performance of this Agreement by such Investor or the consummation by such Investor of the transactions contemplated hereby, except for such approvals, authorizations, consents, orders or filings that have been obtained or made and are in full force and effect.

(d)            No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the termination of, or in the creation or imposition of a lien, charge or Encumbrance on any property or assets of such Investor pursuant to) (i) the organizational or other governing documents of such Investor, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Investor is a party or by which such Investor or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including any national securities exchange) or (v) any Court Order applicable to such Investor or any of its properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v) as would not individually or in the aggregate, materially and adversely affect such Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated herein on a timely basis.

(e)            Financial Capability. The Investor has available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement.

(f)            Accredited Investor and Qualified Institutional Buyer.

(i)            Such Investor is acquiring the Securities to be issued under this Agreement to such Investor for its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment, and not with the view to the public resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the U.S. federal securities laws or any applicable State Securities Laws. Such Investor is purchasing and holding any purchased Securities for its own account and is not party to any co-investment, joint venture, partnership or other understandings or arrangements with any other party relating to the Securities or any other transactions contemplated hereunder.

(ii)            Such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or, in the case of an Investor that is a non-U.S. Investor, is an entity acting on its own account that in the aggregate owns and invests on a discretionary basis at least $100 million of securities of issuers that are not affiliated with such Investor.

(iii)            Such Investor acknowledges that it has completed the Investor Questionnaire contained in Appendix A and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the Closing Date. Any information that has been furnished or that will be furnished by such Investor to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(iv)            Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company, and has so evaluated the merits and risks of such investment, and understands that it may be required to bear the risks thereof. Such Investor has previously invested in securities similar to the Securities and fully understands the limitations on transfer and restrictions on sales of the Securities. Such Investor represents that it is able to bear the economic risk of its investment in the Securities and is able to afford the complete loss of any such investment.

(v)            Such Investor has conducted its own independent evaluation, made its own analysis and consulted with advisors as it has deemed necessary, prudent, or advisable in order for such Investor to make its own determination and decision to enter into the transactions contemplated by this Agreement and to execute and deliver this Agreement.

(vi)            Such Investor is familiar with the business and financial condition and operations of the Company. Such Investor has had an opportunity to discuss the terms and conditions of the offering of the Securities with the Company’s management to enable it to evaluate the transactions contemplated by this Agreement and to make an informed investment decision concerning the Securities, and such Investor has had the opportunity to obtain and review information reasonably requested by such Investor.

(vii)            Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Investor’s knowledge, any other general solicitation or general advertisement. Neither such Investor nor its Affiliates or any person acting on its or any of their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Securities.

(g)            Additional Investor Status.

(i)            Such Investor, other than any Non-EEA Investor, is (a) a “qualified investor” as such term is defined in Article 2(1)(e) of Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU) (the “Prospectus Directive”); or (b) investing on its own account, and not on behalf of any other person. A “Non-EEA Investor” means an Investor who is located in a country that is not a European Economic Area country.

(ii)            Any such Investor is a person that: (i) has professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”); (ii) falls within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Financial Promotion Order; (iii) is outside the United Kingdom; or (iv) is a person to which an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the investment may otherwise lawfully be communicated or caused to be communicated.

(h)            No Broker’s Fees. No brokerage or finder’s fees or commissions are or will be payable by such Investor or any of its Affiliates or subsidiaries (if applicable) to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the issuance of the Securities, and such Investor has not taken any action that could cause the Company to be liable for any such fees or commissions. The Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

(i)            Compliance with Law. Such Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which such Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(j)            Advisors. Such Investor acknowledges that, prior to entering into this Agreement, it was advised by Persons deemed appropriate by the Investor concerning this Agreement and the transactions contemplated hereunder and conducted its own due diligence investigation and made its own investment decision with respect to this Agreement, the transactions contemplated hereunder and the purchase of the Securities.

(k)            Arm’s Length Transaction. Such Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby. Additionally, without derogating from or limiting the representations and warranties of the Company, the Investor (A) is not relying on the Company for any legal, tax, investment, accounting or regulatory advice; (B) has consulted with its own advisors concerning such matters; and (C) shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

(l)            No Further Reliance. Such Investor acknowledges that it is not relying upon any representation or warranty made by the Company that is not set forth in this Agreement. Such Investor confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (ii) made any representation to such Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. Such Investor confirms that (i) it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company, and the terms of the Securities, and has access to such financial and other information regarding the Company, in each case that such Investor considers sufficient for purposes of the purchase of the Securities; (ii) at a reasonable time prior to its purchase of the Securities, it had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information necessary to verify any information furnished to such Investor or to which such Investor had access; and (iii) it has not received any offering memorandum or offering document in connection with the offering of the Securities. Such Investor acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the Closing Date.

(m)            Private Placement. Such Investor understands and acknowledges that:

(i)            The Securities that it is acquiring under this Agreement are being sold pursuant to an exemption from registration under the Securities Act. The Company may require additional representations from certain Investors in respect of matters under such exemption from registration under the Securities Act, and such Investor shall provide the requested information to the Company on a timely basis so that the Company may comply with the requirements thereunder.

(ii)            Its representations and warranties contained herein are being relied upon by the Company as a basis for such exemption under the Securities Act and under the securities laws of various other foreign and domestic jurisdictions. Such Investor further understands that, unless it notifies the Company in writing to the contrary at or before the Signing Date or the Closing Date, as the case may be, each of such Investor’s representations and warranties contained in this Agreement will be deemed to have been automatically (and without any further action of the Investor) reaffirmed and confirmed as of the Signing Date or the Closing Date, as applicable, taking into account all information received by the Investor.

(iii)            No U.S. state or federal agency or any other securities regulator of any state or country has passed upon the merits or risks of an investment in the Securities or made any finding or determination as to the fairness of the terms of the offering of the Securities or any recommendation or endorsement thereof.

(iv)            The Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Securities, or, other than as contemplated herein, to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Investor understands that under the SEC’s rules, the Investor may dispose of the Securities principally only in “private placements” that are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. Consequently, the Investor understands that the Investor must bear the economic risks of the investment in the Securities for an indefinite period of time. The Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws. Such Investor understands that that the recordation of the Securities in book-entry form will include a legend substantially in the form indicated in Section 7 (which such Investor has read and understands), and that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(n)            No ERISA Plans.  Either (a) such Investor is not purchasing or holding Securities (or any interest in Securities) with the assets of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any of the foregoing by reason of such plan’s, account’s or arrangement’s investment in such entity, or (iv) a governmental, church, non-U.S. or other plan that is subject to any similar laws; or (b) the purchase and holding of such Securities by such Investors, throughout the period that it holds such Securities, and the disposition of such Securities or an interest therein will not constitute (x) a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, (y) a breach of fiduciary duty under ERISA or (z) a similar violation under any applicable similar laws.

7.            Additional Agreements.

(a)            Short Selling Acknowledgement and Agreement. Each Investor understands and acknowledges, severally and not jointly with any other Investor, that the SEC currently takes the position that coverage of Short Sales of securities “against the box” prior to the effective date of a registration statement is a violation of Section 5 of the Securities Act and of Securities Act Compliance Disclosure Interpretation 239.10. Each Investor agrees, severally and not jointly that it will abide by such interpretation and will not engage in any Short Sales that result in the disposition of the Securities acquired hereunder by such Investor until such time as a resale registration statement is declared or deemed effective by the SEC or such Securities are no longer subject to any restrictions on resale. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(b)            Legend. The book-entry account maintained by the transfer agent evidencing ownership of the Securities sold pursuant to this Agreement will bear the following restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.”

8.            Conditions to Obligations of the Company. The obligations of the Company to sell and issue the Securities being sold and issued by it to any Investor on the Closing Date is subject to the fulfillment on or before the Closing Date of the following conditions, any of which may be waived (in whole or in part) by the Company in its sole discretion:

(a)            No Injunction. As of the Closing Date, no Governmental Body nor any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated by this Agreement, nor to the Company’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

(b)            Securities Law Compliance. The offer and sale of the Securities to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(c)            Purchase Price Paid. Such Investor shall have paid the Purchase Price to the Company in the amount set forth on Schedule 1 pursuant to the requirements of this Agreement.

(d)            Covenants and Agreements. Such Investor shall have performed and complied with the covenants and agreements required to be performed or complied with by such Investor hereunder on or prior to the Closing Date.

(e)            Voting Agreement. Each Investor and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

(f)            Representations and Warranties. The representations and the warranties of such Investor contained in this Agreement shall be true and correct as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

9.            Conditions to Obligations of the Investors. The obligation of each Investor to pay the Company the Purchase Price in respect of the Securities to be issued under this Agreement to such Investor in accordance with Schedule 1 is subject to the fulfillment to the reasonable satisfaction of, or, to the extent permitted by law, waiver by, such Investor prior to the Closing Date, as the case may be, each of the following conditions:

(a)            Covenants and Agreements. The Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it hereunder on or prior to the Closing Date, as applicable.

(b)            Representations and Warranties. The representations and the warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date, except with respect to provisions including the terms “material,” “Material Adverse Effect” or words of similar import and except with respect to materiality, as reflected under GAAP, and with respect to which such representations and warranties made as of the applicable date, such representations and warranties shall be true and correct only as of such date.

10.            Miscellaneous.

(a)           Survival of Obligations. All representations, warranties, covenants, agreements and obligations contained in this Agreement shall survive (i) the acceptance of the Subscriptions by the Company and the Closing and (ii) the death or disability of any of the Investors.

(b)           Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) when delivered by electronic mail (so long as notification of a failure to deliver such electronic mail is not received by the sending party), (iii) if transmitted by electronic mail when confirmation of transmission is received by the sending party, (iv) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third business day after mailing or (v) if sent by reputable overnight courier when received; and shall be addressed to each Investor as set forth on its respective signature pages and if to the Company as follows:

If to the Company:	Vallon Pharmaceuticals, Inc. 100 N. 18th Street, Suite 300 Philadelphia, PA 19103 Attention: Ofir Levi, interim Chief Executive Officer Email: ofir@adamasfunds.com
with a copy to:	Thompson Hine LLP 335 Madison Avenue 12th Floor New York, New York 10017-4611 Attention: Faith L. Charles Email: faith.charles@thompsonhine.com
If to the Investors:	To the address specified on Schedule 1, or at such other address or addresses as may have been furnished to the Company in writing in accordance with this Agreement.

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Any party hereto may, from time to time, change its address, e-mail address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

(c)            Execution in Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by and delivered to each of the parties hereto.

(d)            Amendments. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by all the parties hereto.

(e)            Expenses. The Company shall pay all delivery expenses and stamp, transfer, issue, documentary and similar taxes, assessments and charges levied under the laws of any applicable jurisdiction in connection with the issuance of the Securities and will hold the Investors or other holders thereof harmless, without limitation as to time, against any and all liabilities with respect to all such delivery expenses, taxes, assessments and charges. Each Investor shall be responsible for the fees and expenses, if any, of its advisors and its counsel.

(f)             Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is in writing signed by an authorized representative of such party. The failure or delay of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

(g)            Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

(h)            Assignment; Successors and Assigns. Neither this Agreement nor any of the rights and obligations of any party hereunder may be assigned, delegated or otherwise transferred by such party without the prior written consent of each other party; provided, that any Investor may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates or to any transferee of the Securities following the Closing. No such assignment, delegation or other transfer shall relieve the assignor of any of its obligations or liabilities hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

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(i)             No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any third Person, other than the parties and their respective successors and assigns permitted by Section 11(h), any right, remedy or claim under or by reason of this Agreement.

(j)             Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to its conflict of laws principles.

(k)            Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Investor may otherwise have to bring any action or proceeding relating to this Agreement against the Company and its subsidiaries or their respective properties in the courts of any jurisdiction or any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement against any Investor or its properties in the courts of any jurisdiction. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in such a court referred to in the first sentence of this Section 10(k) and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

(l)             Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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(m)         Public Announcements. No Investor shall make any public announcements or otherwise communicate with the news media with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company. Notwithstanding the forgoing, any Investor may make or cause to be made any press release or similar public announcement or communication as may be required to comply with (i) the requirements of applicable law, including the Exchange Act or (ii) its disclosure obligations or practices with respect to its investors; provided that prior to making any such disclosure under this clause (ii), such Investor shall provide a copy of such proposed disclosure to the Company and shall only publicly make such disclosure with the consent of the Company, which consent shall not be unreasonably withheld or delayed, if the Company has not previously made a public announcement of the transactions contemplated hereby.

(n)          Entire Agreement. This Agreement, the Appendices and the Schedules, and the documents delivered pursuant hereto and thereto constitute the entire agreement and understanding among the parties with respect to the subject matter contained herein or therein, and supersede any and all prior agreements, negotiations, discussions, understandings, term sheets or letters of intent between or among any of the parties with respect to such subject matter.

(o)          Interpretation.

In this Agreement, unless the context clearly indicates otherwise:

(i)            words used in the singular include the plural and words in the plural include the singular;

(ii)           reference to any gender includes the other gender;

(iii)          the word “including” (and with correlative meaning “include”) means “including but not limited to” or “including without limitation”;

(iv)          reference to any Section, Appendix or Schedule means such Section of, or such Appendix or Schedule to, this Agreement, as the case may be, and reference in any Section or definition to any clause means such clause of such Section or definition;

(v)           the words “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(vi)          reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

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(vii)         reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(viii)        relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”; and

(ix)          the titles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement.

(p)            This Agreement was negotiated by the parties with the benefit of legal representation, and no rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall apply to any construction or interpretation hereof. Subject to Section 10(g), this Agreement shall be interpreted and construed to the maximum extent possible so as to uphold the enforceability of each of the terms and provisions hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement this ______ DAY OF __________, 2018.

INVESTOR:

By
Legal Name of Entity

By
Name:
Title:

Address:

State/Country of Domicile or Formation: ____

Purchase Price at US $0.04232804 per share:

US$____$_____________________________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to _________________ shares of Common Stock.

Signature Page to Stock Purchase Agreement

IN WITNESS WHEREOF, the undersigned has executed this Agreement this ___ OF ________________, 2018.

VALLON PHARMACEUTICALS, inc.

By
Name:
Title:

Signature Page to Stock Purchase Agreement

SCHEDULE 1

INVESTORS

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

APPENDIX A

INVESTOR QUESTIONNAIRE

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

[Signature Page to Investor Questionnaire]

EXHIBIT A

VOTING AGREEMENT

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]